UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2007

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1360 O’Brien Drive, Menlo Park, California  94025

(Address of principal executive offices, with zip code)

(650) 462-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On September 13, 2007, Depomed, Inc. (the “Company”) implemented a reduction in force (the “Reduction in Force”) pursuant to which the Company’s workforce will be reduced by approximately 25%.  The Reduction in Force was substantially complete on September 17, 2007.  The Company undertook the Reduction in Force in order to conserve cash and align its workforce with its anticipated staffing needs in light of the results of the Company’s Phase 3 study in postherpetic neuralgia disclosed in July 2007.

In connection with the Reduction in Force, the Company currently expects to incur expenses associated with one-time termination benefits of between $625,000 and $725,000 in the third quarter of 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: September 17, 2007	By:	/s/John F. Hamilton
John F. Hamilton
Vice President, Finance and Chief Financial Officer